UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-54368 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

999 Maisonneuve Blvd. West, Suite 750

Montreal, Quebec H3A 3L4

(Address of principal executive offices with Zip Code)

888-351-7004

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	Material Modification to Rights of Security Holders

(a)	Not Applicable.

(b)	On May 3, 2016, ROI Land Investment, Ltd. (“ROI”) issued 100,000 shares a class of preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”) to each of Messrs. Sami Chaouch and Sebastien Cliche against receipt from each of them of 100,000 shares of Class A Common Stock held by them. No additional consideration was provided to ROI for the Series A Preferred Stock. The Series A Preferred Stock is identical to the Class A common stock of ROI, except that each share of the 200,000 Series A Preferred Stock has 150 votes per share instead of the one vote per share of the Class A Common.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Form of Certificate of Designation for Series A Preferred Stock

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2016	ROI LAND INVESTMENTS LTD.

	By:	/s/ Sami Chaouch
Sami Chaouch
Executive Chairman and Chief Executive Officer

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